Exhibit 99.2

GSAA 2004-6 -- PRELIMINARY PRICE GUIDANCE
$215.4mm
GS lead manager/books

Class   Moodys/S&P   Size(mm)   Clt.Grp   Cr.Spt   AvL     Prin.Wndw    Guidance
--------------------------------------------------------------------------------
A-2     Aaa/AAA        75.285     II        7.50   2.35   08/04-11/10   1mL+40a
M-1     Aa2/AA          6.353     ALL       4.55   4.38   09/07-11/10     N/A
M-2     A2/A            4.738     ALL       2.35   4.35   08/07-11/10     N/A
M-3     Baa2/BBB        3.447     ALL       0.75   3.91   08/07-09/10     N/A

Expected Deal Timing:
Termsheets, Px Guidance, Intex file - available
Launch/Price - end of week of 7/12
Settle - 7/29